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                                                                   EXHIBIT 10.24


                          ADVISORY DIRECTOR AGREEMENT

       This Advisory Director Agreement (the "Agreement") is entered into as of the 30th day of September, 1996, by and between Titan Exploration, Inc., a Delaware corporation (the "Corporation"), and Joint Energy Development Investments Limited Partnership, a Delaware limited partnership ("JEDI").

                                R E C I T A L S

       WHEREAS, as of the date hereof, the Corporation has been formed as a Delaware corporation and Section 16 of the Corporation's Bylaws provide for the appointment of persons to act as advisory directors to the Corporation;

       WHEREAS, as of the date hereof, the Corporation, JEDI and other parties have entered into an Exchange Agreement whereby the Corporation has acquired JEDI's former interest in Titan Resource I, Inc., a Texas corporation (the "General Partner") and the general partner of Titan Resource, L.P., a Texas limited partnership;

       WHEREAS, pursuant to certain agreements, JEDI had the right to nominate an advisory director to the board of directors of the General Partners and JEDI and the Corporation desire for that right to continue with respect to the board of directors of the Corporation;

       NOW, THEREFORE, in consideration of the foregoing and the mutual agreements and conditions contained herein, the parties hereto agree as follows:

       1. For so long as JEDI owns at least 5% of the issued and outstanding shares of a class of voting equity securities of the Corporation, the Corporation agrees to appoint one advisory director designated by an authorized representative of JEDI, who shall also be entitled to act as an advisory director to any Executive Committee that may hereafter be authorized by the Corporation.

       2. The Corporation agrees to give JEDI's designee notice of all meetings of the Board of Directors or of the Executive Committee, if applicable, to the same extent given to the members thereof.

       3. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware without giving effect to the principles of conflict of laws thereof.
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       IN WITNESS WHEREOF, this Agreement has been executed as of the date first written above.



                                      TITAN EXPLORATION, INC.



                                      By:    /s/ JACK HIGHTOWER
                                         --------------------------------------
                                      Name:  Jack Hightower
                                           ------------------------------------
                                      Title: President
                                            -----------------------------------


                                      JOINT ENERGY DEVELOPMENT
                                      INVESTMENTS LIMITED PARTNERSHIP


                                      By:    Enron Capital Management Limited
                                             Partnership, its general partner


                                      By:    Enron Capital Corp., its general
                                             partner


                                      By:    /s/ WYNNE SNOOTS, JR.
                                         --------------------------------------
                                      Name:  Wynne Snoots, Jr.
                                      Title: Agent and Attorney in Fact